UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2023

RPT REALTY
 (Exact Name of registrant as specified in its charter)

Maryland	1-10093	13-6908486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 W 44th Street
Suite 1002
New York, New York  10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 221-1261

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the consummation on January 2, 2024 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of August 28, 2023 (as amended or supplemented from time to time, the “Merger Agreement”), by and among Kimco Realty Corporation, a Maryland corporation (“Kimco”), Kimco Realty OP, LLC, a Delaware limited liability company and wholly owned subsidiary of Kimco (“Kimco OP”), Tarpon Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco (“Merger Sub”), Tarpon OP Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco OP (“OP Merger Sub” and, together with Kimco, Kimco OP and Merger Sub, the “Kimco Parties”), RPT Realty, a Maryland real estate investment trust (“RPT”), and RPT Realty, L.P., a Delaware limited partnership (“RPT OP” and, together with RPT, the “RPT Parties”).

Pursuant to the Merger Agreement, on January 2, 2024, (i) immediately prior to the Company Merger, OP Merger Sub merged with and into RPT OP, with RPT OP continuing as the surviving entity and as a subsidiary of Kimco OP (the “Partnership Merger”), (ii) RPT merged with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “Company Merger” and, together with the Partnership Merger, the “Mergers”) and (iii) immediately following the Company Merger, Kimco contributed to Kimco OP all of the membership interests of Merger Sub.

Pursuant to the terms of the Merger Agreement, on January 2, 2024, at the effective time of the Company Merger (the “Company Merger Effective Time”), (i) each common share of beneficial interest, par value $0.01 per share, of RPT (“RPT Common Shares”) (other than certain shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Company Merger Effective Time was cancelled and automatically converted into the right to receive 0.6049 shares of common stock, par value $0.01 per share, of Kimco (“Kimco Common Stock”), without interest, together with cash in lieu of fractional shares of Kimco Common Stock and (ii) each share of 7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest, par value $0.01 per share, of RPT (“RPT Series D Preferred Shares”) (other than certain shares as set forth in the Merger Agreement) issued and outstanding immediately prior to the Company Merger Effective Time was cancelled and automatically converted into the right to receive one depositary share representing one-thousandth of a share of 7.25% Class N Cumulative Convertible Perpetual Preferred Stock, par value $1.00 per share, of Kimco (“Kimco Class N Preferred Stock”), in each case, without interest, and subject to any withholding required under applicable law, upon the terms and subject to the conditions set forth in the Merger Agreement.

As a result of the Company Merger, holders of RPT Common Shares immediately prior to the Company Merger Effective Time received approximately 53.0 million shares of Kimco Common Stock for their RPT Common Shares and holders of RPT Series D Preferred Shares immediately prior to the Company Merger Effective Time received approximately 1,848,539 depositary shares representing one-one thousandth of a share of Kimco Class N Preferred Stock.

Pursuant to the terms of the Merger Agreement, on January 2, 2024, at the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), (i) the general partner interests in RPT OP and each limited partnership interest of RPT OP (“RPT OP Units”), in each case, that were held by RPT as of immediately prior to the Partnership Merger Effective Time remained outstanding at and following the Partnership Merger Effective Time, (ii) each Series D Preferred Unit, as defined in the RPT OP partnership agreement, held by RPT as of immediately prior to the Partnership Merger Effective Time was cancelled and ceased to exist, and no consideration was delivered in exchange therefor and (iii) each RPT OP Unit (other than any RPT OP Units held by RPT) that was issued and outstanding immediately prior to the Partnership Merger Effective Time was automatically converted into 0.6049 new validly issued common limited liability company interests in Kimco OP (“Kimco OP Common Units”) and each holder of such new Kimco OP Common Units was admitted as a limited liability company member of Kimco OP in accordance with the terms of Kimco OP’s amended and restated limited liability company agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, dated as of August 28, 2023, by and among the Kimco Parties and the RPT Parties, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 1.02.   Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with the Mergers, on January 2, 2024, the Sixth Amended and Restated Credit Agreement, dated as of August 18, 2022, by and among RPT OP, Keybank National Association, as administrative agent, and the other parties thereto, was amended and restated in its entirety and the RPT Parties and each of the subsidiary guarantors thereof were released from their obligations under or relating thereto.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note  of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing description of the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule Standard; Transfer of Listing.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, upon notification from RPT, the New York Stock Exchange (the “NYSE”) filed with the Securities and Exchange Commission (the “SEC”) notifications of removal from listing on Form 25 to effect the delisting of the RPT Common Shares and the RPT Series D Preferred Shares from the NYSE and to deregister the RPT Common Shares and RPT Series D Preferred Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). RPT intends to file with the SEC a certification on Form 15 to cause RPT’s remaining reporting obligations under Section 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03.   Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.   Changes in Control of Registrant.

The information provided in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In accordance with the terms of the Merger Agreement, as of the Company Merger Effective Time, the officers and directors of Merger Sub were the officers and directors that held office immediately prior to the Company Merger Effective Time and each of RPT’s officers and trustees resigned from his or her respective position as an officer or member of the board of trustees of RPT and from any and all committees thereof.

Amendment to CEO and CFO Employment Agreements

In connection with the Mergers, on December 29, 2023, a subsidiary of RPT entered into Amendment No. 1 to the Employment Agreement with Brian Harper (the “Harper Amendment”) and Amendment No. 1 to the Employment Agreement with Michael Fitzmaurice (the “Fitzmaurice Amendment”), each to adjust the severance and certain other provisions thereof, as described further in RPT’s proxy statement/prospectus dated November 9, 2023.

Copies of the Harper Amendment and the Fitzmaurice Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibits.

Amendment to Merk Offer Letter

Further in connection with the Mergers, on December 29, 2023, RPT entered into Amendment No. 1 to the Offer Letter with Raymond Merk (the “Merk Offer Letter Amendment”), to provide for the reimbursement of certain moving expenses, as described further in RPT’s proxy statement/prospectus dated November 9, 2023.

A copy of the Merk Offer Letter Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

Amendment to Change in Control Policy

Further in connection with the Mergers, on December 29, 2023, RPT approved Amendment No. 1 to the Ramco-Gershenson Properties Trust Change in Control Policy (the “Change in Control Policy Amendment”) to, among other things, clarify the employees covered by the Change in Control Policy and modify the severance payments and benefits thereunder, as described further in RPT’s proxy statement/prospectus dated November 9, 2023.

A copy of the Change in Control Policy Amendment is attached hereto as Exhibit 10.4 and is incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.

Item 8.01.   Other Events.

RPT Private Placement Notes

On January 2, 2024, in connection with the Mergers, RPT OP notified holders of all of the outstanding notes of the following series issued by RPT OP that it intends to prepay such notes on January 12, 2024, in accordance with the terms of such notes: (a) 4.27% Senior Guaranteed Notes, Series C, due June 27, 2025 (of which there is currently $31.5 million in aggregate principal amount outstanding), (b) 4.74% Senior Guaranteed Notes, Series B, due May 28, 2026 (of which there is currently $50 million in aggregate principal amount outstanding), (c) 4.20% Senior Guaranteed Notes, Series C, due July 6, 2025 (of which there is currently $50 million in aggregate principal amount outstanding), (d) 4.09% Senior Guaranteed Notes, Series A, due September 30, 2025 (of which there is currently $50 million in aggregate principal amount outstanding), (e) 4.28% Senior Guaranteed Notes, Series C, due November 18, 2026 (of which there is currently $25 million in aggregate principal amount outstanding), (f) 3.64% Senior Guaranteed Notes due November 30, 2028 (of which there is currently $75 million in aggregate principal amount outstanding), (g) 4.57% Senior Guaranteed Notes, Series B, due December 21, 2027 (of which there is currently $30 million in aggregate principal amount outstanding), (h) 4.72% Senior Guaranteed Notes, Series C, due December 21, 2029 (of which there is currently $20 million in aggregate principal amount outstanding), (i) 3.70% Senior Guaranteed Notes, Series A, due November 30, 2030 (of which there is currently $75 million in aggregate principal amount outstanding), (j) 3.82% Senior Guaranteed Notes, Series B, due November 30, 2031 (of which there is currently $55 million in aggregate principal amount outstanding), (k) 4.15% Senior Guaranteed Notes due December 27, 2029 (of which there is currently $50 million in aggregate principal amount outstanding).

The prepayments of such notes will be financed with cash on hand and borrowings under Kimco OP’s $2.0 billion revolving credit facility, as needed.

Termination of ATM Program

Effective as of the Closing Date, the RPT Parties exercised their right to terminate the Equity Distribution Agreement, dated February 22, 2022, by and among the RPT Parties, J.P. Morgan Securities LLC, Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., Capital One Securities, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and Truist Securities, Inc., as sales agents, JPMorgan Chase Bank, National Association, Bank of America, N.A., Bank of Montreal, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC and Truist Bank, as forward purchasers, J.P. Morgan Securities LLC, BofA Securities, Inc., BMO Capital Markets Corp., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., Mizuho Securities USA LLC and Truist Securities, Inc., as forward sellers.

Closing Press Release

On January 2, 2024, Kimco issued a press release announcing the completion of the Mergers. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits.

The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of August 28, 2023, by and among Kimco Realty Corporation, Kimco Realty OP, LLC, Tarpon Acquisition Sub, LLC, Tarpon OP Acquisition Sub, LLC, RPT Realty, and RPT Realty, L.P.(incorporated by reference to Exhibit 2.1 to RPT Realty’s Form 8-K filed on August 28, 2023)*

10.1	Amendment No. 1 to the Employment Agreement, dated December 29, 2023, between Brian Harper and RPT Realty, Inc.

10.2	Amendment No. 1 to the Employment Agreement, dated December 29, 2023, between Michael Fitzmaurice and RPT Realty, Inc.

10.3	Amendment No. 1 to the Offer Letter with Raymond Merk, dated December 29, 2023

10.4	Amendment No. 1 to the Ramco-Gershenson Properties Trust Change in Control Policy, dated December 29, 2023

99.1	Press Release, dated January 2, 2024

104	Cover Page Interactive Data File (embedded within the iXBRL document)

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Kimco agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRCX RPT HOLDINGS, LLC
(as successor by merger to RPT Realty)

By: Kimco Realty OP, LLC, its sole member
By: Kimco Realty Corporation, its managing member

Date: January 2, 2024	By:	/s/ Glenn G. Cohen
		Name:	Glenn G. Cohen
		Title:	Chief Financial Officer